Exhibit 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Grand Premier Financial, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: January 17, 2000	/s/Richard L. Antonini Richard L. Antonini

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Grand Premier Financial, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: January 17, 2000	/s/John D. Boyles John D. Boyles

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Grand Premier Financial, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: January 24, 2000	/s/William P. Crawford William P. Crawford

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Grand Premier Financial, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: January 28, 2000	/s/Richard M. DeVos, Jr. Richard M. DeVos, Jr.

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Grand Premier Financial, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: January 17, 2000	/s/William G. Gonzalez William G. Gonzalez

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Grand Premier Financial, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: January 16, 2000	/s/James P. Hackett James P. Hackett

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Grand Premier Financial, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: January 17, 2000	/s/Michael J. Jandernoa Michael J. Jandernoa

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Grand Premier Financial, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: January 17, 2000	/s/Kevin T. Kabat Kevin T. Kabat

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Grand Premier Financial, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: January 17, 2000	/s/Fred P. Keller Fred P. Keller

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Grand Premier Financial, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: January 17, 2000	/s/John P. Keller John P. Keller

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Grand Premier Financial, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: January 17, 2000	/s/Hendrik G. Meijer Hendrik G. Meijer

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Grand Premier Financial, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: January 17, 2000	/s/Percy A. Pierre Percy A. Pierre

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Grand Premier Financial, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: January 25, 2000	/s/Marilyn J. Schlack Marilyn J. Schlack

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Grand Premier Financial, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: January 17, 2000	/s/Peter F. Secchia Peter F. Secchia

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Grand Premier Financial, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: January 17, 2000	/s/David J. Wagner David J. Wagner

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Grand Premier Financial, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: January 17, 2000	/s/Margaret Sellers Walker Margaret Sellers Walker

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued pursuant to the Old Kent Financial Corporation Stock Option Plan For Optionholders of Grand Premier Financial, Inc., any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: January 17, 2000	/s/Robert H. Warrington Robert H. Warrington